UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06403

Morgan Stanley Emerging Markets Fund, Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Arthur Lev 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-6990

Date of fiscal year end:	December 31, 2011

Date of reporting period:	June 30, 2011

Item 1 - Report to Shareholders

Morgan Stanley Emerging Markets Fund, Inc.

Directors

Michael E. Nugent

Frank L. Bowman

Michael Bozic

Kathleen A. Dennis

James F. Higgins

Dr. Manuel H. Johnson

Joseph J. Kearns

Michael F. Klein

W. Allen Reed

Fergus Reid

Officers

Michael E. Nugent

Chairman of the Board and Director

Arthur Lev

President and Principal
Executive Officer

Stefanie V. Chang Yu

Vice President

Francis J. Smith

Treasurer and Principal
Financial Officer

Mary Ann Picciotto

Chief Compliance Officer

Mary E. Mullin

Secretary

Investment Adviser and Administrator

Morgan Stanley Investment Management Inc.

522 Fifth Avenue

New York, New York 10036

Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

Stockholder Servicing Agent

Computershare Trust Company, N.A.

250 Royall Street

Canton, Massachusetts 02021

Legal Counsel

Dechert LLP

1095 Avenue of the Americas

New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, Massachusetts 02116

For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call toll free 1(800) 231-2608 or visit our website at www.morganstanley.com/im. All investments involve risks, including the possible loss of principal.

© 2011 Morgan Stanley

CEMSFSAN
IU11-01732P-Y06/11

INVESTMENT MANAGEMENT

Morgan Stanley
Emerging Markets Fund, Inc.
(MSF)

Morgan Stanley

Investment Management Inc.

Investment Adviser

Semi-Annual
Report

June 30, 2011

Morgan Stanley Emerging Markets Fund, Inc.

Overview (unaudited)

Letter to Stockholders

Performance

For the six months ended June 30, 2011, the Morgan Stanley Emerging Markets Fund, Inc. (the "Fund") had total returns of -1.02%, based on net asset value, and -3.18% based on market value per share (including reinvestment of distributions), compared to its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Net Index (the "Index"), which returned 0.88%. On June 30, 2011, the closing price of the Fund's shares on the New York Stock Exchange was $15.84, representing a 9.1% discount to the Fund's net asset value per share. Past performance is no guarantee of future results.

Factors Affecting Performance

•  Emerging markets equities ended the six-month period with a return of 0.88% (as measured by the Index), underperforming developed equity markets (as measured by the MSCI World Index). Emerging Europe, Middle East and Africa (EMEA) was the best performing region (+2.2%), led by the Czech Republic (+22.8%) and Hungary (+22.3%). Asia also outperformed emerging markets as a whole (+1.5%), led by Indonesia (+12.7%) and Korea (+8.3%). The worst performing region was Latin America (-1.7%), with Peru (-26.7%) and Brazil (-1.7%) the biggest detractors.

•  During the first three months of the period, the energy, materials and financials sectors outperformed the other sectors in emerging markets. However, starting at the end of March there was a significant sector reversal where consumer staples and consumer discretionary, both of which were overweight in the portfolio, began to outperform and continued to do so throughout the rest of the second quarter. The full six-month period ended with consumer discretionary (+10.4%), consumer staples (5.4%) and utilities (+4.9%) leading the Index in returns.

•  We have noted previously that high commodity prices — particularly that of oil — are having a negative impact on demand, thus sowing the seeds for further demand destruction, which in our view could impact growth in both the developed and emerging countries. We have continued to believe that inflation and sharp rises in asset prices — along with historic highs in capital investment — are contributing to an eventual slowdown in China. Future China growth figures that disappoint consensus expectations will put margin pressure on many materials producers globally. Given this analysis, we continued to underweight energy and materials in the portfolio.

•  Detracting from the Fund's performance relative to the Index during the period was stock selection in Russia, Taiwan, and Poland. Performance was further hampered by relative overweight allocations to Egypt, Peru and India.

•  Offsetting some of the Fund's underperformance were positive contributions from stock selection in Turkey, Brazil and Korea. Overweight allocations to the Czech Republic and Indonesia also bolstered relative returns, as did our underweight allocation to Taiwan.

Morgan Stanley Emerging Markets Fund, Inc.

Overview (unaudited)

Letter to Stockholders (cont'd)

Management Strategies

•  In the second half of 2011, liquidity is likely to be much less abundant with the conclusion of the second round of quantitative easing (known as QE2) and the continued rise of interest rates in most emerging market countries. In our view, growth-oriented stocks delivering stable earnings are likely to gradually and increasingly come into favor with investors, once again benefiting from rising gross domestic product (GDP) per capita, access to credit and spending of savings.

•  We continue to seek sources of stable, even defensive growth given a global environment challenged by sluggish recoveries in much of the developed world, widespread pull backs of many fiscal stimulus programs in the developed and emerging markets alike, and what may be a prolonged monetary tightening bias in emerging market countries. We are positioned with an overweight to those countries that benefit from higher growth and still have healthy domestic demand despite inflation-related pressures. We remain overweight the Czech Republic, Philippines, Indonesia and India. In contrast, our largest country underweight positions remain in Brazil, China, Taiwan, Malaysia and Russia.

•  In addition to these country allocations, the portfolio overall remains overweight companies that we believe are capable of delivering stable earnings even in the face of domestic inflation and sluggish import demand in developed markets. We favor stocks in the telecommunications sector, as successful companies in this space are moving up the value chain by providing ever-newer services. The companies which we believe can deliver on earnings are those transmitting data in creative ways, such as mobile banking and utility paying. We remain underweight in financial companies, as the sector is particularly vulnerable, in our opinion, to the rising interest rate environment accompanying inflation pressure. The portfolio is also positioned in consumer-related companies we expect to maintain or gain market leadership — companies that we feel have quality management and strong balance sheets, allowing them to expand margins at the expense of the competition.

Sincerely,

Arthur Lev
President and Principal Executive Officer   July 2011

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2011 (unaudited)

Investment Advisory Agreement Approval

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board reviewed similar information and factors regarding the Sub-Advisers (as defined herein), to the extent applicable. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund's Adviser under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Adviser's expense. (The Adviser and Sub-Advisers together are referred to as the "Adviser" and the advisory, sub-advisory and administration agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2010, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was below its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's management fee was higher than its peer group average and the total expense ratio was higher but close to its peer group average. After discussion, the Board concluded that (i) the Fund's performance was acceptable, (ii) the Fund's management fee, although higher than its peer group average, was acceptable given the quality and nature of services provided, and (iii) the total expense ratio was competitive with its peer group average.

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2011 (unaudited)

Investment Advisory Agreement Approval (cont'd)

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board considered that, with respect to closed-end funds, the assets are not likely to grow with new sales or grow significantly as a result of capital appreciation. The Board concluded that economies of scale for the Fund were not a factor that needed to be considered at the present time.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, "float" benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds' portfolio trading and fees for distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2011 (unaudited)

Investment Advisory Agreement Approval (cont'd)

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2011 (unaudited)

Portfolio of Investments

	Shares	Value (000)
COMMON STOCKS (95.5%)
Argentina (0.3%)
Commercial Banks
Banco Macro SA ADR	21,050	$794
Brazil (10.5%)
Beverages
Cia de Bebidas das Americas (Preference) ADR	106,000	3,575
Commercial Banks
Banco do Brasil SA	75,400	1,353
Itau Unibanco Holding SA (Preference)	59,360	1,386
Itau Unibanco Holding SA (Preference) ADR (a)	146,063	3,440
		6,179
Diversified Financial Services
BM&F Bovespa SA	281,500	1,863
Diversified Telecommunication Services
Telecomunicacoes de Sao Paulo SA ADR	91,760	2,725
Food Products
BRF - Brasil Foods SA	176,222	2,992
Household Durables
MRV Engenharia e Participacoes SA	109,100	906
PDG Realty SA Empreendimentos e Participacoes	330,000	1,859
		2,765
Metals & Mining
Vale SA (Preference)	17,252	493
Vale SA (Preference) ADR	133,688	3,872
Vale SA ADR	13,100	419
		4,784
Oil, Gas & Consumable Fuels
Petroleo Brasileiro SA (Preference)	194,932	2,963
Petroleo Brasileiro SA ADR	51,000	1,727
Ultrapar Participacoes SA (Preference)	67,760	1,200
		5,890
Personal Products
Hypermarcas SA	73,300	691
		31,464

	Shares	Value (000)
Chile (1.1%)
Commercial Banks
Banco Santander Chile ADR	5,700	$535
Electric Utilities
Enersis SA	107,544	49
Enersis SA ADR	25,100	580
		629
Food & Staples Retailing
Cencosud SA	105,422	759
Independent Power Producers & Energy Traders
Empresa Nacional de Electricidad SA	620,861	1,178
Empresa Nacional de Electricidad SA ADR	3,200	183
		1,361
		3,284
China (12.3%)
Automobiles
China ZhengTong Auto Services Holdings Ltd. (b)	827,000	949
Commercial Banks
Bank of China Ltd., Class H	3,460,200	1,693
China Construction Bank Corp., Class H	4,822,810	4,014
China Minsheng Banking Corp. Ltd., Class H (a)	1,351,500	1,252
		6,959
Construction Materials
West China Cement Ltd. (a)	2,584,000	935
Diversified Telecommunication Services
China Telecom Corp. Ltd., Class H	2,830,000	1,846
Electrical Equipment
Xinjiang Goldwind Science & Technology Co., Ltd., Class H (a)	412,600	443
Food Products
China Mengniu Dairy Co., Ltd. (a)	445,000	1,500
Want Want China Holdings Ltd.	1,508,000	1,467
		2,967
Gas Utilities
China Gas Holdings Ltd. (a)	1,690,000	682

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2011 (unaudited)

Portfolio of Investments (cont'd)

	Shares	Value (000)
China (cont'd)
Health Care Providers & Services
Shanghai Pharmaceuticals Holding Co., Ltd., Class H (b)	421,000	$1,133
Independent Power Producers & Energy Traders
China Resources Power Holdings Co., Ltd.	934,300	1,826
Insurance
China Pacific Insurance Group Co., Ltd., Class H (a)	551,000	2,294
Ping An Insurance Group Co. of China Ltd., Class H (a)	220,500	2,299
		4,593
Internet Software & Services
Sohu.com, Inc. (b)	18,400	1,330
Tencent Holdings Ltd. (a)	102,600	2,814
		4,144
Marine
Orient Overseas International Ltd.	161,500	1,046
Oil, Gas & Consumable Fuels
CNOOC Ltd.	645,000	1,516
Yanzhou Coal Mining Co., Ltd. (a)	518,000	1,987
		3,503
Personal Products
Hengan International Group Co., Ltd.	157,500	1,420
Semiconductors & Semiconductor Equipment
GCL Poly Energy Holdings Ltd. (a)	1,853,000	966
Specialty Retail
Belle International Holdings Ltd. (a)	909,000	1,929
Wireless Telecommunication Services
China Mobile Ltd.	175,000	1,628
		36,969
Czech Republic (2.6%)
Commercial Banks
Komercni Banka AS	9,224	2,249
Diversified Telecommunication Services
Telefonica O2 Czech Republic AS	98,300	2,560
Electric Utilities
CEZ AS	58,700	3,020
		7,829

	Shares	Value (000)
Egypt (1.2%)
Commercial Banks
Commercial International Bank Egypt SAE	338,366	$1,686
Diversified Telecommunication Services
Telecom Egypt	486,071	1,216
Food Products
Juhayna Food Industries (b)	815,033	758
		3,660
Hong Kong (0.5%)
Household Products
Samsonite International SA (b)	746,400	1,410
Hungary (0.6%)
Pharmaceuticals
Richter Gedeon Nyrt	9,135	1,805
India (8.0%)
Chemicals
Asian Paints Ltd.	16,854	1,205
Commercial Banks
HDFC Bank Ltd.	51,229	2,885
ICICI Bank Ltd.	94,096	2,306
IndusInd Bank Ltd.	204,511	1,267
		6,458
Construction & Engineering
Engineers India Ltd.	137,646	847
Larsen & Toubro Ltd.	36,586	1,497
		2,344
Gas Utilities
GAIL India Ltd.	86,019	850
Information Technology Services
Infosys Ltd.	58,266	3,799
Tata Consultancy Services Ltd.	76,130	2,024
		5,823
Metals & Mining
Jindal Steel & Power Ltd.	85,781	1,257
Oil, Gas & Consumable Fuels
Reliance Industries Ltd.	88,808	1,790
Pharmaceuticals
Dr. Reddy's Laboratories Ltd.	43,951	1,507
Glenmark Pharmaceuticals Ltd.	184,760	1,313
		2,820

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2011 (unaudited)

Portfolio of Investments (cont'd)

	Shares	Value (000)
India (cont'd)
Tobacco
ITC Ltd.	340,695	$1,548
		24,095
Indonesia (5.1%)
Automobiles
Astra International Tbk PT	331,100	2,457
Commercial Banks
Bank Central Asia Tbk PT	2,315,500	2,066
Bank Mandiri Tbk PT	2,455,500	2,070
		4,136
Diversified Telecommunication Services
Telekomunikasi Indonesia Tbk PT	3,002,000	2,578
Food Products
Indofood Sukses Makmur Tbk PT	2,491,500	1,672
Pharmaceuticals
Kalbe Farma Tbk PT	2,488,500	980
Real Estate Management & Development
Lippo Karawaci Tbk PT	27,307,500	2,076
Wireless Telecommunication Services
Indosat Tbk PT	2,606,500	1,553
		15,452
Korea, Republic of (15.1%)
Aerospace & Defense
Korea Aerospace Industries Ltd. (b)	49,570	1,028
Airlines
Korean Air Lines Co., Ltd.	23,323	1,526
Auto Components
Hyundai Mobis	7,903	2,966
Automobiles
Hyundai Motor Co.	23,656	5,283
Chemicals
Cheil Industries, Inc.	10,280	1,234
LG Chem Ltd.	6,964	3,201
OCI Co., Ltd.	1,893	717
SSCP Co., Ltd.	39,288	174
		5,326
Commercial Banks
KB Financial Group, Inc.	20,203	961
Shinhan Financial Group Co., Ltd.	69,650	3,327
		4,288

	Shares	Value (000)
Construction & Engineering
GS Engineering & Construction Corp.	10,764	$1,319
Hyundai Engineering & Construction Co., Ltd.	17,960	1,457
		2,776
Electric Utilities
Korea Electric Power Corp. (b)	30,240	804
Food & Staples Retailing
E-Mart Co., Ltd. (b)	134	31
Household Durables
Woongjin Coway Co., Ltd.	44,477	1,586
Household Products
LG Household & Health Care Ltd.	541	233
Insurance
Samsung Fire & Marine Insurance Co., Ltd.	8,865	2,063
Internet Software & Services
NHN Corp. (b)	5,903	1,047
Machinery
Hyundai Heavy Industries Co., Ltd.	3,668	1,532
Media
Cheil Worldwide, Inc.	64,670	963
Metals & Mining
Hyundai Steel Co.	10,309	1,257
Personal Products
Amorepacific Corp.	426	476
Semiconductors & Semiconductor Equipment
Hynix Semiconductor, Inc.	64,960	1,534
OCI Co., Ltd. GDR (b)	17,187	649
Samsung Electronics Co., Ltd.	9,176	7,132
Samsung Electronics Co., Ltd. (Preference)	2,229	1,172
		10,487
Software
NCSoft Corp.	5,912	1,617
		45,289
Lebanon (0.6%)
Commercial Banks
Banque Audi sal- Audi Saradar Group GDR	124,861	912
BLOM Bank SAL GDR	99,010	842
		1,754

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2011 (unaudited)

Portfolio of Investments (cont'd)

	Shares	Value (000)
Malaysia (2.8%)
Airlines
AirAsia Bhd	1,077,900	$1,258
Commercial Banks
CIMB Group Holdings Bhd	671,700	1,989
Industrial Conglomerates
Sime Darby Bhd	527,500	1,613
Wireless Telecommunication Services
Axiata Group Bhd	2,176,600	3,614
		8,474
Mexico (4.6%)
Beverages
Fomento Economico Mexicano SAB de CV ADR	47,400	3,151
Commercial Banks
Grupo Financiero Banorte SAB de CV Series O	374,800	1,702
Construction & Engineering
Empresas ICA SAB de CV (b)	304,800	704
Food & Staples Retailing
Wal-Mart de Mexico SAB de CV Series V	357,400	1,061
Household Durables
Desarrolladora Homex SAB de CV ADR (a)(b)	27,880	703
Wireless Telecommunication Services
America Movil SAB de CV, Class L ADR	123,012	6,628
		13,949
Peru (1.1%)
Commercial Banks
Credicorp Ltd.	19,230	1,656
Metals & Mining
Cia de Minas Buenaventura SA ADR	46,550	1,768
		3,424
Philippines (3.0%)
Commercial Banks
Metropolitan Bank & Trust	1,347,799	2,182
Diversified Financial Services
Ayala Corp.	213,660	1,576
Metro Pacific Investments Corp.	17,542,000	1,453
		3,029

	Shares	Value (000)
Industrial Conglomerates
SM Investments Corp.	134,490	$1,664
Wireless Telecommunication Services
Philippine Long Distance Telephone Co.	37,230	2,016
		8,891
Poland (2.6%)
Beverages
Central European Distribution Corp. (a)(b)	65,551	734
Diversified Telecommunication Services
Telekomunikacja Polska SA	523,940	3,182
Food & Staples Retailing
Jeronimo Martins SGPS SA	196,128	3,768
		7,684
Qatar (0.5%)
Industrial Conglomerates
Industries Qatar QSC	35,900	1,347
Russia (3.9%)
Energy Equipment & Services
Eurasia Drilling Co., Ltd. GDR	35,025	1,036
Health Care Providers & Services
Protek (b)	583,598	728
Oil, Gas & Consumable Fuels
Lukoil OAO ADR	93,455	5,944
Rosneft Oil Co. GDR	412,713	3,475
Tatneft ADR	12,736	549
		9,968
		11,732
South Africa (6.5%)
Beverages
SABMiller PLC	114,899	4,161
Food & Staples Retailing
Pick n Pay Stores Ltd.	375,361	2,302
Food Products
AVI Ltd.	479,058	2,211
Media
Naspers Ltd., Class N	81,313	4,602
Multiline Retail
Clicks Group Ltd.	315,700	1,976

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2011 (unaudited)

Portfolio of Investments (cont'd)

	Shares	Value (000)
South Africa (cont'd)
Wireless Telecommunication Services
MTN Group Ltd.	201,666	$4,297
		19,549
Taiwan (6.5%)
Chemicals
Formosa Plastics Corp.	426,000	1,544
Nan Ya Plastics Corp.	138,000	370
		1,914
Communications Equipment
HTC Corp.	73,397	2,507
Computers & Peripherals
Asustek Computer, Inc. (b)	168,000	1,673
Construction Materials
Taiwan Cement Corp.	56,000	84
Diversified Financial Services
Fubon Financial Holding Co., Ltd.	1,023,590	1,579
Electronic Equipment, Instruments & Components
Chimei Innolux Corp. (b)	724,000	519
Hon Hai Precision Industry Co., Ltd.	789,576	2,723
TPK Holding Co., Ltd. (b)	25,000	767
		4,009
Food Products
Uni-President Enterprises Corp.	1,274,100	1,855
Metals & Mining
China Steel Corp.	937,055	1,131
Semiconductors & Semiconductor Equipment
Advanced Semiconductor Engineering, Inc.	799,000	887
Epistar Corp.	196,000	584
Taiwan Semiconductor Manufacturing Co., Ltd.	1,266,455	3,205
		4,676
		19,428
Thailand (2.3%)
Airlines
Thai Airways International PCL	711,800	674
Commercial Banks
Kasikornbank PCL (Foreign)	242,900	993
Kasikornbank PCL NVDR	255,200	1,026
		2,019

	Shares		Value (000)
Construction Materials
Siam Cement PCL NVDR		148,900	$1,715
Oil, Gas & Consumable Fuels
PTT PCL NVDR		118,000	1,291
Real Estate Management & Development
Land and Houses PCL NVDR		4,191,100	787
Wireless Telecommunication Services
Total Access Communication PCL NVDR		280,600	502
			6,988
Turkey (2.1%)
Beverages
Anadolu Efes Biracilik Ve Malt Sanayii AS		186,154	2,518
Coca-Cola Icecek AS		83,272	1,228
			3,746
Diversified Telecommunication Services
Turk Telekomunikasyon AS		480,009	2,537
			6,283
United States (1.7%)
Food Products
Mead Johnson Nutrition Co.		51,829	3,501
Hotels, Restaurants & Leisure
Yum! Brands, Inc. (b)		27,822	1,536
			5,037
TOTAL COMMON STOCKS (Cost $230,587)			286,591
INVESTMENT COMPANY (0.9%)
India (0.9%)
Morgan Stanley Growth Fund (See Note F) (Cost $332) (b)		1,903,180	2,606
	Face Amount (000)
CORPORATE BONDS (0.0%)
India (0.0%)
Metals & Mining (0.0%)
Shri Ishar Alloy Steels, 15.00% (expired maturity) (b)(c)(d) (Cost $408)	INR	581	—

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2011 (unaudited)

Portfolio of Investments (cont'd)

	Shares	Value (000)
SHORT-TERM INVESTMENTS (6.5%)
Securities held as Collateral on Loaned Securities (3.5%)
Investment Company (2.8%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note F)	8,601,517	$8,602
	Face Amount (000)
Repurchase Agreements (0.7%)
Barclays Capital, Inc., (0.01%, dated 6/30/11, due 7/1/11; proceeds $122; fully collateralized by a U.S. Government Obligation; U.S. Treasury Note 3.38% due 11/15/19; valued at $125)	$122	122
Nomura Holdings, Inc., (0.09%, dated 6/30/11, due 7/1/11; proceeds $1,950; fully collateralized by U.S. Government Agencies; Federal National Mortgage Association 4.50% - 6.50% due 8/1/36 - 9/1/40; valued at $1,989)	1,950	1,950
		2,072
TOTAL SECURITIES HELD AS COLLATERAL ON LOANED SECURITIES (Cost $10,674)		10,674
	Shares
Investment Company (3.0%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note F) (Cost $8,998)	8,997,583	8,998
TOTAL SHORT-TERM INVESTMENTS (Cost $19,672)		19,672
TOTAL INVESTMENTS (102.9%) (Cost $250,999) Including $10,150 of Securities Loaned (e)		308,869
LIABILITIES IN EXCESS OF OTHER ASSETS (-2.9%)		(8,729)
NET ASSETS (100.0%)		$300,140

(a)  All or a portion of this security was on loan at June 30, 2011.

(b)  Non-income producing security.

(c)  Security has been deemed illiquid at June 30, 2011.

(d)  At June 30, 2011, the Fund held a fair valued security valued at approximately $0, representing 0.0% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(e)  The approximate market value and percentage of net assets, $208,432,000 and 69.4%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

ADR  American Depositary Receipt.

GDR  Global Depositary Receipt.

NVDR  Non-Voting Depositary Receipt.

INR —  Indian Rupee

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Fund's net assets as of June 30, 2011. (See Note A-6 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$1,028	$—	$—	$1,028
Airlines	674	2,784	—	3,458
Auto Components	—	2,966	—	2,966
Automobiles	—	8,689	—	8,689
Beverages	7,460	7,907	—	15,367
Chemicals	—	8,445	—	8,445
Commercial Banks	10,866	33,720	—	44,586

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2011 (unaudited)

Portfolio of Investments (cont'd)

Fair Value Measurement Information: (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets: (cont'd)
Common Stocks (cont'd)
Communications Equipment	$—	$2,507	$—	$2,507
Computers & Peripherals	—	1,673	—	1,673
Construction & Engineering	704	5,120	—	5,824
Construction Materials	—	2,734	—	2,734
Diversified Financial Services	1,863	4,608	—	6,471
Diversified Telecommuni- cation Services	2,725	13,919	—	16,644
Electric Utilities	629	3,824	—	4,453
Electrical Equipment	—	443	—	443
Electronic Equipment, Instruments & Components	—	4,009	—	4,009
Energy Equipment & Services	513	523	—	1,036
Food & Staples Retailing	1,851	6,070	—	7,921
Food Products	6,493	9,463	—	15,956
Gas Utilities	—	1,532	—	1,532
Health Care Providers & Services	1,133	728	—	1,861
Hotels, Restaurants & Leisure	1,536	—	—	1,536

Fair Value Measurement Information: (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets: (cont'd)
Common Stocks (cont'd)
Household Durables	$3,468	$1,586	$—	$5,054
Household Products	1,410	233	—	1,643
Independent Power Producers & Energy Traders	1,361	1,826	—	3,187
Industrial Conglomerates	—	4,624	—	4,624
Information Technology Services	—	5,823	—	5,823
Insurance	—	6,656	—	6,656
Internet Software & Services	1,330	3,861	—	5,191
Machinery	—	1,532	—	1,532
Marine	—	1,046	—	1,046
Media	—	5,565	—	5,565
Metals & Mining	6,552	3,645	—	10,197
Multiline Retail	—	1,976	—	1,976
Oil, Gas & Consumable Fuels	7,181	15,261	—	22,442
Personal Products	691	1,896	—	2,587
Pharmaceuticals	—	5,605	—	5,605
Real Estate Management & Development	—	2,863	—	2,863
Semiconductors & Semiconductor Equipment	649	15,480	—	16,129
Software	—	1,617	—	1,617

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2011 (unaudited)

Portfolio of Investments (cont'd)

Fair Value Measurement Information: (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Assets: (cont'd)
Common Stocks (cont'd)
Specialty Retail	$—	$1,929	$—		$1,929
Tobacco	—	1,548	—		1,548
Wireless Telecommuni- cation Services	6,628	13,610	—		20,238
Total Common Stocks	66,745	219,846	—		286,591
Debt Instrument	—	—	—	†	—	†
Investment Company	2,606	—	—		2,606
Short-Term Investments
Investment Company	17,600	—	—		17,600
Repurchase Agreements	—	2,072	—		2,072
Total Assets	$86,951	$221,918	$—	†	$308,869

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of June 30, 2011, securities with a total value of approximately $182,031,000 transferred from Level 1 to Level 2. At June 30, 2011, the fair market value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stocks (000)		Debt Instrument (000)
Beginning Balance	$—	†	$—	†
Purchases	—		—
Sales	—	‡	—
Amortization of discount	—		—
Transfers in	—		—
Transfers out	—		—
Change in unrealized appreciation/depreciation	3,139		—
Realized gains (losses)	(3,139)		—
Ending Balance	$—		$—	†
Net change in unrealized appreciation/depreciation from investments still held as of June 30, 2011	$—		$—

†  Includes one or more securities which are valued at zero.

‡  Includes one or more securities with proceeds from sales of zero.

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	49.2%
Commercial Banks	15.0
Oil, Gas & Consumable Fuels	7.5
Wireless Telecommunication Services	6.8
Diversified Telecommunication Services	5.6
Semiconductors & Semiconductor Equipment	5.4
Food Products	5.3
Beverage	5.2
Total Investments	100.0%

* Percentages indicated are based upon total investments (excluding Securities held as collateral on Loaned Securities) as of June 30, 2011.

** Industries representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2011

Financial Statements

Statement of Assets and Liabilities	June 30, 2011 (unaudited) (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $233,067)	$288,663
Investment in Security of Affiliated Issuer, at Value (Cost $17,932)	20,206
Total Investments in Securities, at Value (Cost $250,999)	308,869
Foreign Currency, at Value (Cost $337)	339
Cash	418
Receivable for Investments Sold	2,234
Dividends Receivable	1,429
Tax Reclaim Receivable	2
Receivable from Affiliate	1
Other Assets	44
Total Assets	313,336
Liabilities:
Collateral on Securities Loaned, at Value	10,674
Payable for Investments Purchased	1,773
Payable for Investment Advisory Fees	303
Deferred Capital Gain Country Tax	228
Payable for Custodian Fees	105
Payable for Professional Fees	72
Payable for Administration Fees	8
Payable for Directors' Fees and Expenses	4
Payable for Stockholder Servicing Agent Fees	1
Other Liabilities	28
Total Liabilities	13,196
Net Assets
Applicable to 17,224,812 Issued and Outstanding $.01 Par Value Shares (100,000,000 Shares Authorized)	$300,140
Net Asset Value Per Share	$17.42
Net Assets Consist of:
Common Stock	$172
Paid-in-Capital	264,186
Distributions in Excess of Net Investment Income	(883)
Accumulated Net Realized Loss	(22,453)
Unrealized Appreciation (Depreciation) on:
Investments (Net of $228 Deferred Capital Gain Country Tax)	56,833
Investments in Affiliates	2,274
Foreign Currency Translations	11
Net Assets	$300,140
(1) Including: Securities on Loan, at Value:	$10,150

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2011

Financial Statements (cont'd)

Statement of Operations	Six Months Ended June 30, 2011 (unaudited) (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $470 of Foreign Taxes Withheld)	$4,341
Dividends from Security of Affiliated Issuer	28
Total Investment Income	4,369
Expenses:
Investment Advisory Fees (Note B)	1,835
Custodian Fees (Note D)	217
Administration Fees (Note C)	129
Professional Fees	67
Stockholder Reporting Expenses	25
Directors' Fees and Expenses	5
Stockholder Servicing Agent Fees	3
Other Expenses	29
Total Expenses	2,310
Waiver of Administration Fees (Note C)	(82)
Rebate from Morgan Stanley Affiliates (Note F)	(19)
Net Expenses	2,209
Net Investment Income	2,160
Realized Gain (Loss):
Investments Sold (Net of Capital Gain Country Taxes of $154)	10,987
Foreign Currency Exchange Contracts	(741)
Foreign Currency Transactions	(144)
Net Realized Gain	10,102
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Decrease in Deferred Capital Gain Country Tax Accruals of $51)	(14,975)
Investments in Affiliates	(339)
Foreign Currency Translations	9
Net Change in Unrealized Appreciation (Depreciation)	(15,305)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(5,203)
Net Decrease in Net Assets Resulting from Operations	$(3,043)

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2011

Financial Statements (cont'd)

Statements of Changes in Net Assets	Six Months Ended June 30, 2011 (unaudited) (000)	Year Ended December 31, 2010 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$2,160	$542
Net Realized Gain	10,102	33,263
Net Change in Unrealized Appreciation (Depreciation)	(15,305)	13,301
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,043)	47,106
Distributions from and/or in Excess of:
Net Investment Income	—	(1,464)
Total Increase (Decrease)	(3,043)	45,642
Net Assets:
Beginning of Period	303,183	257,541
End of Period (Including Distributions in Excess of Net Investment Income of $(883) and $(3,043))	$300,140	$303,183

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2011

Financial Highlights

Selected Per Share Data and Ratios

	Six Months Ended June 30,		Year Ended December 31,
	2011 (unaudited)		2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$17.60		$14.95	$8.94	$28.24	$28.26	$24.77
Net Investment Income†	0.13		0.03	0.06	0.11	0.05	0.12
Net Realized and Unrealized Gain (Loss)	(0.31)		2.70	6.14	(13.94)	10.63	8.83
Total from Investment Operations	(0.18)		2.73	6.20	(13.83)	10.68	8.95
Distributions from and/or in excess of:
Net Investment Income	—		(0.08)	(0.19)	(0.04)	(0.01)	(0.24)
Net Realized Gain	—		—	—	(5.45)	(10.78)	(5.23)
Total Distributions	—		(0.08)	(0.19)	(5.49)	(10.79)	(5.47)
Anti-Dilutive Effect of Share Repurchase Program	—		—	0.00 ‡	0.02	0.09	0.01
Net Asset Value, End of Period	$17.42		$17.60	$14.95	$8.94	$28.24	$28.26
Per Share Market Value, End of Period	$15.84		$16.36	$13.97	$8.21	$24.75	$26.83
TOTAL INVESTMENT RETURN:
Market Value	(3.18	)%#	17.73%	72.38%	(52.58)%	32.83%	49.55%
Net Asset Value(1)	(1.02	)%#	18.35%	69.22%	(54.70)%	43.79%	39.50%
RATIOS, SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)	$300,140		$303,183	$257,541	$153,980	$491,664	$503,920
Ratio of Expenses to Average Net Assets(2)	1.50	%+*	1.54%+	1.55%+	1.54%+	1.46%+	1.50%
Ratio of Net Investment Income to Average Net Assets(2)	1.47	%+*	0.21%+	0.48%+	0.56%+	0.17%+	0.41%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%*	0.01%	0.01%	0.00%§	0.00%§	N/A
Portfolio Turnover Rate	32	%#	61%	63%	99%	102%	72%
(2) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived by Administrator:
Ratio of Expenses to Average Net Assets	1.57	%*	1.59%+	1.59%+	1.59%+	1.51%+	1.55%
Ratio of Net Investment Income to Average Net Assets	1.40	%*	0.16%+	0.44%+	0.51%+	0.12%+	0.36%

(1)  Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2011 (unaudited)

Notes to Financial Statements

The Morgan Stanley Emerging Markets Fund, Inc. (the "Fund") was incorporated on August 27, 1991 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's investment objective is long-term capital appreciation through investments primarily in emerging country equity securities. To the extent that the Fund invests in derivative instruments that the Adviser believes have economic characteristics similar to emerging country equity securities, such investments will be counted for purposes of the Fund's policy in the previous sentence. To the extent the Fund makes such investments, the Fund will be subject to the risks of such derivative instruments as described herein.

A.  Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: Securities listed on a foreign exchange are valued at their closing price except as noted below. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and ask prices. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Short-term debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors (the "Directors") determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined in good faith under procedures adopted by the Directors.

  All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

  Most foreign markets close before the New York Stock Exchange ("NYSE"). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.  Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and ask prices of such currencies against U.S. dollars last quoted by a major bank as follows:

  —investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

  —investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

  Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2011 (unaudited)

Notes to Financial Statements (cont'd)

of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

  Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

  A significant portion of the Fund's net assets consist of securities of issuers located in emerging markets, which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Emerging market securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than U.S. securities. In addition, emerging market issuers may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty. Such securities may be concentrated in a limited number of countries and regions and may vary throughout the year. Accordingly, the price which the Fund may realize upon sale of securities in such markets may not be equal to its value as presented in the financial statements.

  Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

3.  Foreign Real Estate Companies: The Fund may invest up to 10% of its net assets in foreign real estate companies. Foreign real estate companies pool investor funds for investments primarily in commercial real estate properties. They may also include among other businesses, real estate developers, brokers and operating companies whose products and services are significantly related to the real estate industry such as building suppliers and mortgage lenders.

4.  Derivatives: The Fund may use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2011 (unaudited)

Notes to Financial Statements (cont'd)

or financial instrument. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

  Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Investment Adviser and/or Sub-Advisor seek to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

  Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

  Foreign Currency Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers or dealers to purchase or sell foreign currencies at a future date. A foreign currency exchange contract ("currency contracts") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts are used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. Hedging the Fund's currency risks involves the risk of mismatching the Fund's objectives under a currency contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such currency contracts. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or (loss). The Fund records realized gains (losses) when the contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

  Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 815, "Derivatives and Hedging: Overall" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2011 (unaudited)

Notes to Financial Statements (cont'd)

  The following tables set forth by primary risk exposure the Fund's realized gains (losses) by type of derivative contract for the six months ended June 30, 2011 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Exchange Contracts	$(741)

  For the six months ended June 30, 2011, the average monthly principal amount of foreign exchange contracts was $11,901,000.

5.  Security Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked to market daily, by the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

  Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is included in the Fund's Statement of Operations in affiliated dividend income and interest income. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

  The value of loaned securities and related collateral outstanding at June 30, 2011 were approximately $10,150,000 and $10,674,000, respectively. The Portfolio received cash collateral of approximately $10,674,000 which was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. During the six months ended June 30, 2011, the Portfolio had income from securities lending (after rebates to borrowers and allocation to the securities lending agent) of approximately $20,000.

6.  Fair Value Measurement: FASB ASC 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2011 (unaudited)

Notes to Financial Statements (cont'd)

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

  In May 2011, FASB issued Accounting Standards Update ("ASU") 2011-04. The amendments in this update are the results of the work of FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements, which are effective during interim and annual periods beginning after December 15, 2011. Consequently, these amendments improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards.

7.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes.

B.  Investment Advisory/Sub-Advisory Fees: Morgan Stanley Investment Management Inc. (the "Adviser" or "MS Investment Management") provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.25% of the Fund's average weekly net assets.

The Adviser has entered into a Sub-Advisory Agreement with Morgan Stanley Investment Management Company and Morgan Stanley Investment Management Ltd. (together, the "Sub-Advisers"), each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Fund with investment advisory services subject to the overall supervision of the Fund's Officers and Directors. The Adviser pays each Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C.  Administration Fees: MS Investment Management also serves as Administrator to the Fund pursuant to an Administration Agreement. Under the Administration Agreement, the administration fee is 0.08% of the Fund's average weekly net assets. MS Investment Management has agreed to limit the administration fee through a waiver so that it will be no greater than the previous administration fee (prior to November 1, 2004) of 0.02435% of the Fund's average weekly net assets plus $24,000 per annum. This waiver is voluntary and may be terminated at any time. For the six months ended June 30, 2011, approximately $82,000 of administration fees were waived pursuant to this arrangement. Under a sub-administration agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2011 (unaudited)

Notes to Financial Statements (cont'd)

provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund. Administration costs (including out-of-pocket expenses) incurred in the ordinary course of providing services under the administration agreement, except pricing services and extraordinary expenses, are covered under the administration fee.

D.  Custodian Fees: State Street (the "Custodian") and its affiliates serve as Custodian for the Fund. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Fund's expenses. If applicable, these custodian credits are shown as "Expense Offset" in the Statement of Operations.

E.  Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to stockholders are recorded on the ex-dividend date.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

FASB ASC 740-10 "Income Taxes — Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in ''Other Expenses" on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years filed in the four year period ended December 31, 2010, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2010 and 2009 was as follows:

2010 Distributions Paid From:		2009 Distributions Paid From:
Ordinary Income (000)	Long-term Capital Gain (000)	Ordinary Income (000)	Long-term Capital Gain (000)
$1,464	$—	$3,212	$—

The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are considered either temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and basis adjustments on certain equity securities designated as issued by passive foreign investment companies, resulted in the following

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2011 (unaudited)

Notes to Financial Statements (cont'd)

reclassifications among the components of net assets at June 30, 2011:

Undistributed (Distributions in Excess of) Net Investment Income (Loss) (000)	Accumulated Net Realized Gain (Loss) (000)	Paid-in Capital (000)
$421	$(421)	$—	@

@ Amount is less than $500.

At December 31, 2010, the Fund had no distributable earnings on a tax basis.

At June 30, 2011, the U.S. Federal income tax cost basis of investments was approximately $250,999,000 and, accordingly, net unrealized appreciation for U.S. Federal income tax purposes was $57,870,000 of which $68,318,000 related to appreciated securities and $10,448,000 related to depreciated securities.

Net currency losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund's next taxable year. For the year ended December 31, 2010, the Fund deferred to January 3, 2011, for U.S. Federal income tax purposes, currency losses of approximately $68,000.

At December 31, 2010, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $27,898,000 to offset against future capital gains which will expire on December 31, 2017.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryforward period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the stockholders.

During the year ended December 31, 2010, the Fund utilized capital loss carryforward for U.S. Federal income tax purposes of approximately $30,062,000

F.  Security Transactions and Transactions with Affiliates: During the six months ended June 30, 2011, the Fund made purchases and sales totaling approximately $92,539,000 and $94,270,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments.

The Fund invests in Morgan Stanley Growth Fund, an open-end management investment company advised by an affiliate of the Adviser. The Morgan Stanley Growth Fund has a cost basis of approximately $332,000 at June 30, 2011. Investment Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Morgan Stanley Growth Fund. For the six months ended June 30, 2011, advisory fees paid were reduced by approximately $11,000 relating to the Fund's investment in the Morgan Stanley Growth Fund.

A summary of the Fund's transactions in shares of the affiliated issuer during the six months ended June 30, 2011 is as follows:

Value December 31, 2010 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)	Dividend Income (000)	Value June 30, 2011 (000)
$2,945	$—	$—	$—	$—	$2,606

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. Investment Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of advisory and administration fees paid by the Fund due to its investments in the Liquidity Funds. For the six months ended June 30, 2011, advisory fees paid were reduced by approximately $8,000 relating to the Fund's investment in the Liquidity Funds.

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2011 (unaudited)

Notes to Financial Statements (cont'd)

A summary of the Fund's transactions in shares of the Liquidity Funds during the six months ended June 30, 2011 is as follows:

Value December 31, 2010 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)	Value June 30, 2011 (000)
$22,759	$38,688	$43,847	$8	$17,600

During the six months ended June 30, 2011, the Fund incurred approximately $4,000 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Investment Adviser, Administrator, Sub-Advisers and Distributor, for portfolio transactions executed on behalf of the Portfolio.

During the six months ended June 30, 2011, the Fund incurred approximately $21,000 in brokerage commissions with Citigroup, Inc. and its affiliated broker/dealers, which may be deemed affiliates of the Investment Adviser, Distributer, Sub-Advisers and Administrator under Section 17 of the 1940 Act, for portfolio transactions executed on behalf of the Portfolio.

G.  Other: On July, 30, 1998, the Fund commenced a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Fund's shares trade from their net asset value. During the six months ended June 30, 2011, the Fund did not repurchase any of its shares. Since the inception of the program, the Fund has repurchased 5,599,538 of its shares at an average discount of 17.59% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Directors.

H.  Results of Annual Meeting of Stockholders: On June 30, 2011, an annual meeting of the Fund's stockholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Directors by all stockholders:

	For	Withheld
Kathleen A. Dennis	12,693,005	343,405
Joseph J. Kearns	12,676,474	359,936
Michael E. Nugent	12,669,938	366,472
Fergus Reid	12,747,525	288,885

I.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2011 (unaudited)

Notes to Financial Statements (cont'd)

For More Information About Portfolio Holdings

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund's second and fourth fiscal quarters. The semi-annual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to Fund stockholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the Fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to stockholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, the Fund makes portfolio holdings information available by periodically providing the information on its public website, www.morganstanley.com/im.

The Fund provides a complete schedule of portfolio holdings on the public website on a calendar-quarter basis approximately 31 calendar days after the close of the calendar quarter. The Fund also provides Top 10 holdings information on the public website approximately 15 business days following the end of each month. You may obtain copies of the Fund's monthly or calendar-quarter website postings, by calling toll free 1(800) 231-2608.

Proxy Voting Policy and Procedures and Proxy Voting Record

A copy of (1) the Fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling toll free 1(800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's web site at www.sec.gov.

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2011 (unaudited)

Portfolio Management

The Fund is managed within the Emerging Markets Equity team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund's portfolio are James Cheng, a Managing Director of Morgan Stanley Investment Management Company ("MSIM Company"), a Sub-Adviser to the Fund, Ana Cristina Piedrahita, an Executive Director of Morgan Stanley Investment Management Limited ("MSIM Limited"), a Sub-Adviser to the Fund, and Eric Carlson, Paul C. Psaila and Ruchir Sharma, each a Managing Director of the Adviser.

Mr. Carlson has been associated with MSIM in an investment management capacity since September 1997 and began managing the Fund in February 2011.

Mr. Cheng has been associated with MSIM Company in an investment management capacity since July 2006 and began managing the Fund in July 2006. Prior to July 2006, Mr. Cheng worked in an investment management capacity at Invesco Asia Limited, Asia Strategic Investment Management Limited and Munich Re Asia Capital Management.

Ms. Piedrahita had been associated with MSIM Limited in an investment management capacity and began managing the Fund in January 2002. Mr. Psaila has been associated with the Adviser in an investment management capacity since 1994 and began managing the Fund in February 1994. Mr. Sharma has been associated with the Adviser in an investment management capacity since 1996 and began managing the Fund in February 2002.

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2011 (unaudited)

Investment Policy

The Fund may use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Investment Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund may use and their associated risks:

Foreign Currency Forward Contracts. In connection with its investments in foreign securities, the Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. A currency exchange contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Hedging the Fund's currency risks involves the risk of mismatching the Fund's objectives under a forward or futures contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2011 (unaudited)

Dividend Reinvestment and Cash Purchase Plan

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each stockholder will be deemed to have elected, unless Computershare Trust Company, N.A. (the "Plan Agent") is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

Dividend and capital gain distributions (Distributions) will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value or, if net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a Distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent's fees for the reinvestment of a Distribution will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

Stockholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

Morgan Stanley Emerging Markets Fund, Inc.
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, Rhode Island 02940-3078
1(800) 231-2608

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2011 (unaudited)

U.S. Privacy Policy

An Important Notice Concerning Our U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy ("Policy") annually.

This Policy applies to current and former individual clients of certain Morgan Stanley closed-end funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Morgan Stanley companies ("affiliated companies"). It also discloses how you may limit our affiliates' use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as "personal information."

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2011 (unaudited)

U.S. Privacy Policy (cont'd)

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing of Certain Personal Information About You With Our Affiliated Companies for Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Please note that, even if you direct us not to share certain

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2011 (unaudited)

U.S. Privacy Policy (cont'd)

eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies — such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by Our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for "eligibility purposes" and for our affiliated companies' use in marketing products and services to you as described in this notice, you may do so by:

•  Calling us at (800) 231-2608
Monday–Friday between 9a.m. and 6p.m. (EST)

•  Writing to us at the following address:

  Morgan Stanley Closed-End Privacy Department
Harborside Financial Center
201 Plaza Two, 3rd Floor
Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Morgan Stanley or our affiliated companies' products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2011 (unaudited)

U.S. Privacy Policy (cont'd)

7. What if an Affiliated Company Becomes a Nonaffiliated Third Party?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Morgan Stanley Closed-End Privacy Department
Harborside Financial Center
201 Plaza Two, 3rd Floor
Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

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Item 2.  Code of Ethics.

Not applicable for semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6.

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

REGISTRANT PURCHASE OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
mo-da-year — January 2011			N/A	N/A
mo-da-year — February 2011			N/A	N/A
mo-da-year — March 2011			N/A	N/A
mo-da-year — April 2011			N/A	N/A
mo-da-year — May 2011			N/A	N/A
mo-da-year — June 2011			N/A	N/A
Total			N/A	N/A

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics — Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Emerging Markets Fund, Inc.

/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
August 25, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
August 25, 2011

/s/ Francis Smith
Francis Smith
Principal Financial Officer
August 25, 2011